                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BROADWAY FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


                  ---------------------------------------------
     (Name of Person(s) filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

                         BROADWAY FINANCIAL CORPORATION

                             4800 Wilshire Boulevard
                          Los Angeles, California 90010



Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company"), which will be held at the Company's principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 20, 2001.

As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of three directors, to ratify the appointment of the independent auditors for Broadway Financial Corporation and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Your vote is very important, regardless of the number of shares you own. I urge you to mark, sign and date each proxy card you receive and return it as soon as possible in the postage-paid envelope provided, even if you currently plan to attend the Annual Meeting. Returning your proxy card will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.


Sincerely,



Paul C. Hudson
President and Chief Executive Officer

IMPORTANT: IF YOUR BROADWAY FINANCIAL CORPORATION SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY THAT BROKERAGE FIRM OR NOMINEE CAN EXECUTE A PROXY ON YOUR BEHALF. TO ENSURE THAT YOUR SHARES ARE VOTED, WE URGE YOU TO TELEPHONE THE INDIVIDUAL RESPONSIBLE FOR YOUR ACCOUNT TODAY AND OBTAIN INSTRUCTIONS ON HOW TO DIRECT HIM OR HER TO EXECUTE A PROXY.

IF YOU HAVE ANY QUESTIONS OR NEED ANY ASSISTANCE IN VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY'S INVESTOR RELATIONS REPRESENTATIVE, BEVERLY A. DYCK, AT (323) 634-1700, EXT 231.

                         BROADWAY FINANCIAL CORPORATION
                             4800 Wilshire Boulevard
                          Los Angeles, California 90010

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 20, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company") will be held at the Company's principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California 90010, at 2:00 p.m., on June 20, 2001, for the following purposes:

         1) To elect three directors of the Company to serve until the Annual Meeting to be held in the year 2004 or until their successors are elected and have been qualified. The Board of Directors has nominated Mr. Elbert T. Hudson, Dr. Willis K. Duffy and Ms. Rosa M. Hill.

         2) To ratify the appointment of KPMG LLP as the Company's independent auditing firm for 2001.

         3) To consider such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has selected April 23, 2001 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal executive offices during the ten days prior to the meeting. Such list will also be available for inspection at the time and place of the Annual Meeting.

By Order of the Board of Directors



Beverly A. Dyck
Secretary


Los Angeles, California
May 11, 2001

                         BROADWAY FINANCIAL CORPORATION

                             4800 Wilshire Boulevard
                          Los Angeles, California 90010

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 20, 2001

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Broadway Financial Corporation (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's principal executive offices, 4800 Wilshire Boulevard, Los Angeles, California, 90010, at 2:00 p.m., on June 20, 2001, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 11, 2001.

The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. ("Broadway Federal" or the "Bank") as part of the Bank's conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the "Conversion"). The Conversion was completed, and the Bank became a wholly owned subsidiary of the Company, on January 8, 1996. Unless otherwise indicated, references in this Proxy Statement to the Company include the Bank as its predecessor.

The Board of Directors of the Company has selected April 23, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of April 30, 2000, a total of 901,333 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), were outstanding at the close of business on that date. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to that matter.

All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the directors named in this Proxy Statement and FOR approval of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Although the Board of Directors currently knows of no other matter to be brought before the Annual Meeting, if other matters properly come before the Annual Meeting and may properly be acted upon, including voting on a substitute nominee for director in the event that one of the nominees named in this Proxy Statement becomes unwilling or unable to serve before the Annual Meeting, the proxy will be voted in accordance with the best judgement of the persons named in the proxy.

Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy or other written notice of revocation to Beverly A. Dyck, Secretary of the Company, at 4800 Wilshire Boulevard, Los Angeles, California 90010. A proxy may also be revoked if the person executing the proxy is present at the Annual Meeting and chooses to vote in person.

The principal solicitation of proxies is being made by mail. The Company has retained U. S. Stock Transfer Corporation, the Company's transfer agent, to assist in the solicitation of proxies for an estimated fee of $1,600 plus reimbursement for certain expenses. To the extent necessary, proxies may be solicited by certain officers, directors and employees of the Company, or its wholly-owned subsidiaries, none of whom will receive additional compensation therefor, and may also be solicited by telegram, telephone or personal contact. The Company will bear the cost of the solicitation of proxies, including postage, printing and handling, and will reimburse brokers and other nominee holders of shares for their expenses incurred in forwarding solicitation material to beneficial owners of shares.


                              ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with the term of one class of directors to expire each year. Three directors are to be elected at the Annual Meeting. The Certificate of Incorporation does not provide for cumulative voting in the election of directors.

The following table sets forth the names and certain information regarding the persons who are currently members of the Company's Board of Directors, including those nominated by the Board of Directors for reelection. If elected, Mr. Elbert T. Hudson, Dr. Willis K. Duffy and Ms. Rosa M. Hill, will each serve for a term of three years or until their respective successors are elected and qualified. The three nominees have consented to be named and have indicated their intention to serve if elected. Each director listed below, except as noted, served as a director of the Bank prior to its reorganization into a holding company structure. The dates listed below pertaining to length of service as a director include service as a director of the Bank prior to the formation of the Company, except as noted. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board.

                                               AGE AT
                                            DECEMBER 31,        DIRECTOR      TERM         POSITIONS CURRENTLY HELD WITH
                 NAME                           2000             SINCE       EXPIRES         THE COMPANY AND THE BANK
---------------------------------------    ----------------    ----------    ---------    -------------------------------
NOMINEES:
      Elbert T. Hudson(1)                        80              1959          2004       Director  and  Chairman of the
                                                                                          Board of Company and Bank
      Willis K. Duffy                            73              1974          2004       Director of Company and Bank
      Rosa M. Hill                               71              1977          2004       Director of Company and Bank
SIX CONTINUING DIRECTORS:
      Lyle A. Marshall                           75              1976          2002       Director of Company and Bank
      A. Odell Maddox                            54              1986          2002       Director of Company and Bank
      Daniel A. Medina (2)                       43              1997          2002       Director of Company and Bank
      Paul C. Hudson (1)                         52              1985          2003       Director,  President and Chief
                                                                                          Executive  Officer  of Company
                                                                                          and Bank
      Kellogg Chan                               61              1993          2003       Director of Company and Bank
      Larkin Teasley                             64              1977          2003       Director of Company and Bank

--------------
(1)    Elbert T. Hudson and Paul C. Hudson are father and son.
(2) Served as an advisor to the Board prior to the Bank's reorganization into a holding company structure.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE FOR THE ABOVE NOMINEES.


The business experience of each of the nominees and continuing directors is as follows:

NOMINEES:

ELBERT T. HUDSON is Chairman of the Board of both the Company and the Bank and has engaged in the practice of law since his retirement as Chief Executive Officer of the Bank in 1992. He was elected as President/Chief Executive Officer of the Bank in 1972, a position he held until his retirement. Mr. Hudson is currently Chairman of the Executive Committee of the Board, a committee he has served on continuously since 1959, and serves on the Board of Directors of Broadway Service Corporation ("BSC"), a wholly owned subsidiary of Broadway Federal. He also served on the Loan Committee of the Board from 1959 through 1984. Mr. Hudson has been a member of the California Bar since 1953 and was a practicing attorney prior to his election as President/Chief Executive Officer of Broadway Federal. Mr. Hudson is a member of the Board of Directors of Golden State Mutual Life Insurance Company and is a member of its Executive Committee and Chairman of its Audit Committee. Mr. Hudson is also President of the Board of NAACP "New Careers," and is a member of the Board of Los Angeles Trade Technical College Foundation.

WILLIS K. DUFFY, D.D.S. is a retired dentist and was a general partner of Washington Medical Center. Dr. Duffy is the Chairman of the Compensation/Benefits Committee of the Board and is a member of the Audit/Compliance Committee of the Bank. Dr. Duffy also serves as a member of the Boards of Directors of the Watts/Willowbrook Boys and Girls Club, the Los Angeles Police Department Historical Society and the Sigma Pi Phi Foundation.

ROSA M. HILL, formerly an elementary school teacher, Los Angeles City Schools, and the Fisk University Children's School, Nashville, Tennessee. Ms. Hill was also employed as a social worker with the Los Angeles County Bureau of Public Assistance. She served as the Vice Chair of the Board of Trustees, Bennett College, Greensboro, North Carolina, and on the Board of Family Services of Los Angeles. Ms. Hill has been an active member of the Holman United Methodist Church in Los Angeles for 48 years where she has served in many leading roles within the church. Ms. Hill served as Chairperson of the Compliance/Community Reinvestment Act ("CRA") Public Relations Committee, which was merged into the Audit/Compliance Committee. Ms. Hill is currently a member of the Audit/Compliance Committee of the Bank.

CONTINUING DIRECTORS:

LYLE A. MARSHALL is a retired tax attorney. Prior to his retirement in 1993, he served as President of Lyle A. Marshall & Assoc., Ltd., a consulting firm, and was co-owner of Drummond Distributing Co. Mr. Marshall was admitted to practice before the United States Supreme Court, the United States District Court, United States Tax Court and the New York State Bar. Mr. Marshall is Chairman of the Audit/Compliance and the Internal Asset Review Committees of the Board. Mr. Marshall is also a member of the Executive Committee of the Board. Mr. Marshall also chairs the Board of the Watts/Willowbrook Boys and Girls Club.

A. ODELL MADDOX is Manager of Maddox Co., a real estate property management and sales company. Mr. Maddox served as a real estate appraiser for the Los Angeles County Assessor's Office from 1969 to 1972 and as a consultant to Citizens Savings and Loan Association from 1978 to 1979. Mr. Maddox served as President of Maddox & Stabler Construction Company Inc. (a public works construction company) from 1984 to 1999. Mr. Maddox is Chairman of the Loan Committee of the Board.

DANIEL A. MEDINA is a private investor. Until March 2, 2000 he was Managing Director in the Global Corporate Finance Practice for Arthur Andersen, LLP. Mr. Medina joined Arthur Andersen in February 1999. Prior to joining Arthur Andersen, Mr. Medina had been Vice President-Acquisitions for Avco Financial Services, Inc., since October 1996. Before Avco, Mr. Medina had been Managing Director-Corporate Advisory Department for Union Bank of California, N.A., a subsidiary of the Bank of Tokyo Mitsubishi Bank, since 1992. Mr. Medina has been a member of the Company's Board since 1997. Prior to that time he was an advisor to the Broadway Federal Board since 1993 and the Company Board since 1996.

PAUL C. HUDSON is the President and Chief Executive Officer of the Company and the Bank. Mr. Hudson joined Broadway Federal in 1981, was elected to the Board in 1985, and served in various positions prior to becoming President and Chief Executive Officer in 1992. Mr. Hudson is a member of the California and District of Columbia Bars. He is Chairman of the American League of Financial Institutions and serves on the board of Pitzer College, Orthopaedic Hospital Foundation, and the California Community Foundation. Mr. Hudson also chairs the Board of Community Build.

KELLOGG CHAN has been a member of the Board of Directors since 1993. He was Chairman and Chief Executive Officer of Universal Bank, f.s.b. from 1994 to 1995 and a consultant to Seyen Investments from 1993 to 1994. He was President and Chief Executive Officer of East-West Bank from 1976 to 1992. Currently, Mr. Chan is President of North American Financing Corporation, an investment banking firm and Asia Capital Group, Inc., a biotech holding company. Mr. Chan is a past trustee of the Greater Los Angeles Zoo Association, and past member of the Boards of Directors of the San Marino City Club, the Southern California Chinese Lawyers Association and the San Gabriel Valley Council of Boy Scouts. Mr. Chan is a member of the Chinese American Citizens Alliance, Central City Optimists, and the Chinese Heart Council of the American Heart Association.

LARKIN TEASLEY is Chairman, President and Chief Executive Officer of Golden State Mutual Life Insurance Company. He was elected President in 1980, Chief Executive Officer in 1990 and Chairman in 2001. He is also a member of the Board of Investment for the Los Angeles County Employees Retirement Association. Mr. Teasley is past Chairman of the National Insurance Association and past director of the California Chamber of Commerce.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company and the Board of Directors of the Bank held twelve meetings each during 2000. The Company has three committees: The Executive Committee, the Compensation/Benefits Committee and the Audit Committee. During 2000, the Bank had a total of six committees: the Executive Committee, the Audit/Compliance Committee, the Compensation/Benefits Committee, the Loan Committee, the Internal Asset Review Committee, the Asset/Liability and Investment Committee.

COMPANY COMMITTEES

The Executive Committee consists of Messrs. Elbert T. Hudson (Chairperson), Paul C. Hudson and Kellogg Chan. This Committee monitors Company financial matters, such as analysis of overall earnings performance, focusing on trends, projections and problem anticipation and resolution. It also monitors the status of litigation and serves as an interim decision-making body that functions between Board meetings, counseling the chief executive officer by providing input on critical issues and ensuring appropriate Board involvement in the strategic planning process. The Executive Committee had no meetings during 2000.

The Audit Committee consists of Mr. Lyle A. Marshall (Chairperson), Ms. Rosa Hill and Mr. A. Odell Maddox. The Audit Committee is responsible for oversight of the internal audit function for the Company, assessment of accounting systems, monitoring of internal control deficiencies and monitoring of regulatory compliance. The Committee is also responsible for oversight of external auditors. The Audit Committee had one meeting during 2000. The Audit Committee charter is included as Appendix A hereto. The members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

The Compensation/Benefits Committee consists of Dr. Willis K. Duffy (Chairperson), Mr. Larkin Teasley and Mr. Daniel A. Medina. This Committee is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues at the Company level. The Compensation/Benefits Committee had one meeting during 2000.

BANK COMMITTEES

The Executive Committee consists of Messrs. Elbert T. Hudson (Chairperson), Paul C. Hudson, Lyle A. Marshall and Larkin Teasley. This Committee monitors financial matters, including capital adequacy and liquidity, and analyzes overall earnings performance, focusing on trends, regulations, projections and problem anticipation and resolution. It also monitors the status of litigation and serves as an interim decision-making body that functions between Board meetings, counseling the chief executive officer by providing input on critical issues and ensuring appropriate Board involvement in the strategic planning process. The Executive Committee met four times during 2000.

The Audit/Compliance Committee consists of Mr. Lyle A. Marshall (Chairperson), Ms. Rosa M. Hill, Dr. Willis K. Duffy and Mr. Daniel A. Medina. The Audit/Compliance Committee is responsible for oversight of the internal audit function, assessment of accounting systems, monitoring of internal control deficiencies and monitoring regulatory compliance. The Committee is also responsible for oversight of external auditors. The Audit/Compliance Committee met ten times during 2000. Effective March 22, 2000, this Committee was combined with the CRA Committee. No additional committee members were added. The Audit/Compliance Committee charter is included as Appendix A hereto. The members of the Audit/Compliance Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

The Compensation/Benefits Committee consists of Dr. Willis K. Duffy (Chairperson), Messrs. A. Odell Maddox and Larkin Teasley. This Committee is responsible for the oversight of salary and wage administration and various employee benefits, policies and incentive compensation issues, as well as the appraisal of the chief executive officer's performance, determination of his salary and bonus, and making recommendations regarding such matters for approval by the Board of Directors. The Committee met five times during 2000.

The Loan Committee consists of Messrs. A. Odell Maddox (Chairperson), Paul C. Hudson, Kellogg Chan and Gerald W. Parker, Chief Loan Officer as a non-Board member. Mr. Parker assumed this position in April 2000. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies, and approving specific loans in accordance with the Bank's loan policy. The Committee met twelve times during 2000.

The Internal Asset Review Committee consists of Messrs. Lyle A. Marshall (Chairperson), Elbert T. Hudson and non-Board members Mr. Bob Adkins, Sr. Vice President-Chief Financial Officer, and Ms. Alesia Willis, Vice President-Loan Service Manager. The Internal Asset Review Committee is responsible for the review and approval of asset classifications, and for monitoring delinquent loans and foreclosed real estate. In addition, the Internal Asset Review Committee reviews the adequacy of the Bank's general loan loss allowance. The Committee met twelve times during 2000.

The Asset/Liability and Investment Committee consists of Messrs. Kellogg Chan (Chairperson), Daniel A. Medina, Paul C. Hudson and non-Board members Messrs. Bob Adkins, Senior Vice President-Chief Financial Officer, Eric V. Johnson, Senior Vice President-Chief Retail Banking Officer and Gerald W. Parker, Senior Vice President-Chief Loan Officer. The Asset/Liability and Investment Committee is responsible for monitoring Broadway Federal's interest rate risk in order to reduce the Bank's vulnerability to changes in interest rates. The Committee also monitors and controls the level and type of securities investments made by the Bank. The Committee met five times during 2000.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following table sets forth certain information with respect to executive officers of the Company or the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of and are elected annually by their respective Boards of Directors.

                NAME                AGE(1)              POSITIONS HELD WITH COMPANY AND BROADWAY FEDERAL
      -------------------------    ---------     ---------------------------------------------------------------
      Bob Adkins                      50         Chief Financial Officer  of the Company and
                                                 Senior Vice President/Chief Financial Officer of the Bank
      Eric V. Johnson(2)              41         Senior Vice President/Chief Retail Banking Officer of the Bank
      Gerald W. Parker(3)             58         Chief Loan Officer of the Bank

----------------------------
(1)    As of December 31, 2000.
(2) Executive served as Senior Vice President/Chief Loan Officer from May 1999 to April 2000.
(3)    Executive hired in April 2000

The business experience of each of the executive officers is as follows:

BOB ADKINS joined Broadway Federal in 1994 as the Chief Financial Officer. Mr. Adkins became Senior Vice President/Chief Financial Officer in January 1995. Mr. Adkins also serves as Director and Treasurer/Assistant Secretary of Broadway Service Corporation. Prior to joining Broadway Federal, Mr. Adkins was Chief Financial Officer of Westside Bank of Southern California for three years. Mr. Adkins has over 25 years experience in the financial services industry, including experience in public accounting. Mr. Adkins is a Certified Public Accountant and holds an MBA degree and a Bachelors degree in Accounting. Mr. Adkins is President of the Board of the California State University at Los Angeles Foundation and is a past member of the Board of Directors of the Community Housing Assistance Program, Inc. and Unite L.A.

ERIC V. JOHNSON joined Broadway Federal Bank in May 1999 as Senior Vice President/Chief Loan Officer and currently serves as Senior Vice President/Chief Retail Banking Officer and Foreign Asset Control Compliance Officer. Prior to joining Broadway Federal, Mr. Johnson had over 20 years of experience in the banking industry, primarily in retail banking with Home Savings of America, where he served in various management positions. Mr. Johnson has served on the San Gabriel Valley Boy Scouts of America and is an active member of Holman United Methodist Church.

GERALD W. PARKER joined Broadway Federal in April 2000 as the Senior Vice President and Chief Loan Officer. Prior to joining Broadway Federal, Mr. Parker had over 16 years of experience in the banking industry with Home Savings of America, where he served in various management positions. Mr. Parker serves as Vice President and a member of the Board of Directors of the Los Angeles Urban Bankers Association, President of Inglewood Development Corporation, a non-profit organization for the City of Inglewood, and as a Board member of Haaf II Project.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information, as of March 31, 2001, concerning the shares of the Company's Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, by each of the directors and executive officers of the Company and the Bank, and by all directors and executive officers as a group (including in each case all "associates" of such persons).


                    NAME AND ADDRESS                          AMOUNT AND NATURE OF                     PERCENT OF
                  OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                        CLASS
---------------------------------------------------------   --------------------------                --------------
BENEFICIAL OWNERS:

Broadway Federal Bank Employee Stock Ownership Plan (1)              59,507                               6.60%

First Financial Fund, Inc. (3)                                       89,640                               9.95%
Gateway Center Three
100 Mulberry Street, 9th Floor
Newark, New Jersey 07102-7503

DISA Liquidating Company (4)                                         221,456                             24.57%
Deltec House, Lyford Cay
Post Office Box N-3229
Nassau, Bahamas

Golden State Mutual Life Insurance Company (5)                       57,894                               6.42%
1999 West Adams Boulevard
Los Angeles, California  90018

Salomon Smith Barney Inc. (6)                                         102,250                            11.34%
388 Greenwich Street
New York, New York  10013

DIRECTORS AND EXECUTIVE OFFICERS (1):

Elbert T. Hudson                                                      9,034              (2)(7)           1.00%

Paul C. Hudson                                                       27,262                (8)            3.02%

Kellogg Chan                                                         11,744                (9)            1.30%

Willis K. Duffy                                                       5,043               (10)            0.56%

Rosa M. Hill                                                         11,984              (2)(10)          1.33%

A. Odell Maddox                                                       6,703                (9)            0.74%

Lyle A. Marshall                                                      5,043              (2)(10)          0.56%

Larkin Teasley                                                        7,367               (10)            0.82%

Daniel A. Medina                                                      1,518                (9)            0.17%

Bob Adkins                                                            9,952             (11)(12)          1.10%

All directors and executive officers as a group (10                  95,650                              10.61%
persons)

----------------------------------------------

(1) The address for each of the directors and executive officers and the Broadway Federal Bank Employee Stock Ownership Plan is 4800 Wilshire Boulevard, Los Angeles, California 90010.

(2)    Held jointly with spouse with whom voting and investment power is shared.

(3) Information is derived from a Schedule 13G filed with the Securities and Exchange Commission by First Financial Fund, Inc., a Maryland corporation, on January 12, 2001 and from Schedule 13G filed with the Securities and Exchange Commission by Wellington Management Company, LLP, a Massachusetts limited liability partnership ("WMC"), on January 13, 2001. WMC, in its capacity as investment advisor, may be deemed the beneficial owner of shares of Common Stock owned by its clients, including 89,640 shares, representing 9.95% of the outstanding Common Stock as of March 31, 2001, owned by First Financial Fund, Inc.

(4) Information derived from Schedule 13D filed with the Securities and Exchange Commission ("SEC") by DISA Liquidating Co. ("DISA"), a Cayman Islands company, on January 24, 2001, and Form 3 and Form 4 filings with the SEC on January 23, 2001. DISA was formed to receive and hold the remaining assets and liabilities of Deltec International S.A. ("Deltec") in connection with the plan of complete liquidation and dissolution of Deltec. DISA owns all of the stock of The Deltec Banking Corporation Limited ("DBC"), a Bahaman based corporation, a holding company that holds most of the assets formerly owned by Deltec, including shares of Broadway Financial Corporation, and accordingly any securities held by DBC may be deemed, for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the "Act"), to be beneficially owned by DISA. No consideration was paid by DISA to acquire the Broadway Financial Corporation shares. On December 13, 2000, Deltec contributed all of its remaining assets and liabilities to DISA in exchange for stock in DISA, which was distributed to Deltec's shareholders, and Deltec filed a certificate of dissolution. DISA intends to dispose of the Broadway Financial Corporation shares. At the present time, DISA has no plans or proposals which relate to or would result in any of the transactions referred to in paragraphs (a) through (j) of Item 4 of Regulatory Section 240.13d-101 under the Act. DISA filed an application with the Office of Thrift Supervision (the "OTS:") and the OTS determined that no control relationship will exist from DISA owning Broadway Financial Corporation shares.

(5) Information derived from Schedule 13D filed with the Securities and Exchange Commission by Golden State Mutual Life Insurance Company ("Golden State"), a California corporation, on January 22, 2001. Golden State is an insurance company that reports that it used its working capital to purchase the stock for investment purposes. Mr. Larkin Teasley, Director, President and Chief Executive Officer and Mr. Elbert
       T. Hudson, Director of Golden State are also Director and Chairman of the Board of Broadway Financial Corporation, respectively.

(6) Information derived from Schedule 13G filed with the Securities and Exchange Commission by Solomon Smith Barney, Inc. ("SSB"), a New York corporation, Solomon Brothers Holding Company, Inc. ("SBHC"), a Delaware corporation, Solomon Smith Barney Holdings, Inc. ("SSB Holdings"), a New York corporation, and Citigroup, Inc. ("Citigroup"), a Delaware corporation, on February 12, 2000. SBHC is the sole stockholder of SSB; SSB Holdings is the sole stockholder of SBHC; and Citigroup is the sole stockholder of SSB Holdings. SSB Holdings and Citigroup disclaims beneficial ownership of the securities referred to in the Schedule 13G.

(7) Includes 965 vested and currently exercisable shares under the Performance Equity Program For Officers and Employees (the "PEP"); 1,187 allocated shares under the Broadway Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"); and 3,721 shares subject to options granted under the Long Term Incentive Plan (the "LTIP"), which options are all currently exercisable.

(8) Includes 1,366 vested and currently exercisable shares under the PEP; 4,434 allocated shares under the ESOP; and 13,390 shares subject to options granted under the LTIP, which options are all currently exercisable.

(9) Includes 331 vested and currently exercisable shares under the Recognition and Retention Plan for Outside Directors (the "RRP"); and 972 shares subject to options granted under the 1996 Stock Option Plan For Outside Directors (the "Stock Option Plan").

(10) Includes 482 vested and currently exercisable shares under the RRP; and 1,861 shares subject to options granted under the Stock Option Plan.

(11) Includes 910 vested and currently exercisable shares under the PEP; 3,471 allocated shares under the ESOP; and 5,356 shares subject to options granted under the LTIP, which options are all currently exercisable.

(12) 61 shares are held jointly with spouse with whom voting and investment power is shared.

              EXECUTIVE COMPENSATION, BENEFITS AND RELATED MATTERS

The following table sets forth the annual and long-term compensation for the Company's President/Chief Executive Officer, the Chief Financial Officer and the Chief Retail Banking Officer, as well as the total compensation paid to each, during the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                                                  -------------------------------------
                                    ANNUAL COMPENSATION                    AWARDS             PAYOUTS
                             -----------------------------------  -------------------------  ----------
                                                                  RESTRICTED   SECURITIES
    NAME AND                                      OTHER ANNUAL      STOCK      UNDERLYING                  ALL OTHER
    PRINCIPAL                SALARY     BONUS     COMPENSATION      AWARDS      OPTIONS/       LTIP       COMPENSATION
    POSITION        YEAR       ($)       ($)           ($)           ($)        SARS (#)      PAYOUTS         ($)
------------------  ------   --------   -------   --------------  -----------  ------------  ----------  ---------------
Paul C. Hudson      2000     139,241     6,011          -             -         2,824(a)     15,015(b)     4,357(c)
President/CEO                                                                                                924(d)
                    1999     138,059         -          -             -             -                      4,142(c)
                                                                                               10,010        924(d)
                    1998     134,135    16,843          -             -             -                      4,647(c)
                                                                                                 5,007       924(d)

Bob Adkins          2000     120,800     5,175          -             -         1,412(a)      9,999(b)     3,175(c)
CFO                                                                                                          924(d)
                    1999     114,760      -             -             -             -            6,677     3,024(c)
                                                                                                             924(d)
                    1998     105,664     8,900          -             -             -            3,337     3,211(c)
                                                                                                             879(d)
Eric V. Johnson     2000     116,250     4,950          -             -         5,648(a)                   3,448(c)
CRBO (c)                                                                                         -           924(d)
                    1999      64,167         -          -             -             -            -             -(c)
                                                                                                             308(d)
                    1998           -         -          -             -             -            -             -

(a) The stock options awarded during 2000 have a grant date of November 15, 2000. At December 31, 2000, none were exercisable.

(b) The stock awards represent base grants awarded pursuant to the Performance Equity Program For Officers and Employees (the "PEP"). Under the PEP base grants vest in equal installments over a 5-year period commencing one year from the date of grant, which was September 17, 1997 for the named executives. The restricted stock awards are calculated by multiplying the closing market prices of the Company's stock on the grant dates by the number of shares that vested through December 31, 2000. The market prices of the Company's stock at the September 17, 1997 and November 15, 2000 grant dates were $11.00 and $8.69 per share, respectively. At December 31, 2000, the total remaining shares that have not yet vested for Paul C. Hudson, Bob Adkins and Eric V. Johnson were 911, 608 and 1,200, respectively. The value of those shares for Paul C. Hudson, Bob Adkins and Eric Johnson, based upon the market price of the shares at December 31, 2000 ($7.625 per share) was $6,946, $4,636 and $9,150, respectively.

(c) Reflects amounts contributed by the Company to the 401(k) Plan on behalf of each individual. The amounts contributed by the Company each year represents 100% of each employee's contribution up to 3% of each individual's salary.

(d) Reflects the dollar value of group term life insurance paid by the Bank during the periods covered.

(e)    Eric V. Johnson was hired in May 1999.

The following table sets forth certain information concerning stock options granted during 2000 to the named executives:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                            NUMBER OF SECURITIES        % OF TOTAL OPTIONS
                                 UNDERLYING                GRANTED TO               EXERCISE OR
                            OPTIONS/SARS GRANTED        EMPLOYEES IN FISCAL         BASE PRICE           EXPIRATION
         NAME                      (#)(a))                  YEAR (b)                ($/SHARE)               DATE
-----------------------    ------------------------   ----------------------    -------------------     --------------
Paul C. Hudson                      2,824                     11.77%                  $8.69              11/15/2010

Bob Adkins                          1,412                      5.88%                  $8.69              11/15/2010

Eric V. Johnson                     5,648                     23.53%                  $8.69              11/15/2010

-----------------------

(a)    The options vest over a five-year period at the rate of 20% per year.

(b) Total stock options granted to directors and to officers and employees during the year ended December 31, 2000 were 3,500 and 24,003, respectively. The percentages above represent the percentage of total stock options granted to officers and employees.


The following table summarizes options exercised during 2000 and the value of unexercised options held by the named executives at fiscal year-end.


                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                 SHARES                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                ACQUIRED                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/
                                   ON           VALUE        OPTIONS/SARS AT FISCAL       SARS AT FISCAL YEAR-END
                                EXERCISE      REALIZED       YEAR-END (#) EXERCISABLE      ($) EXERCISABLE (E)/
           NAME                   (#)           ($)          (E)/ UNEXERCISABLE (U)         UNEXERCISABLE (U)
---------------------------    ----------    ----------     ------------------------    -----------------------
Paul C. Hudson                     -             -               11,751 (U)                    - (U)
                                                                 13,390 (E)                    - (E)

Bob Adkins                         -             -                4,983 (U)                    - (U)
                                                                  5,356 (E)                    - (E)

Eric V. Johnson                    -             -                5,648 (U)                    - (U)
                                                                  -     (E)                    - (E)

The following table sets forth certain information concerning awards made to named executives under the Company's Performance Equity Program for Officers and Employees during 2000:


                            LONG-TERM INCENTIVE PLANS
                           AWARDS IN LAST FISCAL YEAR

                                                                          ESTIMATED FUTURE PAYOUTS UNDER
                                                                            NON-STOCK PRICE-BASED PLANS
                                                                          ------------------------------------------
                         NUMBER OF            PERFORMANCE OR
                     SHARES, UNITS OR       OTHER PERIOD UNTIL        THRESHOLD                      MAXIMUM
      NAME           OTHER RIGHTS (#)      MATURATION OR PAYOUT          (#)          TARGET (#)        (#)
-----------------    ------------------    ---------------------     ------------    ------------    ----------
-----------------
Eric V. Johnson          1,200 (a)               5 years                1,200             -            1,200

-----------------

(a) Shares shown in this table represent base and performance shares granted pursuant to the Performance Equity Program for Officers and Employees. Under this Plan, base grants vest in equal installments over a five year period commencing one year from the date of grant, which was November 15, 2000 for the named executive. There were no performance grants awarded during the year.

                             DIRECTORS COMPENSATION

No remuneration was paid to the directors by the Company in 2000. Currently, the Chairman of the Board of Broadway Federal receives a monthly retainer fee of $2,940, and all other directors of Broadway Federal, other than the President, receive a monthly retainer fee of $1,000 each. A fee of $500 is paid to each director of Broadway Federal, other than the Chairman of the Board and the President, for special Board meetings. Committee meeting fees of $200 per meeting are also paid to directors of Broadway Federal, other than the Chairman of the Board and the President.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company's current loan policy provides that all loans made by the Company or its subsidiaries to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

On September 30, 1999, the Company made a $550,000 loan to Maddox & Stabler LLC. Mr. A. Odell Maddox is a director of the Company and the Bank. The loan is secured by a 24-unit multi-family property located in Los Angeles, California. The terms of the 30-year loan include an initial interest rate of 8% fixed for the first five years. Thereafter the rate will be 2.50% over the one-year Treasury Bill rate. Since inception, payments on the loan have been made as agreed. As of March 31, 2001, the outstanding balance of the loan was $542,594.

On December 29, 2000, the Company made a $130,400 loan to Ms. Rosa M. Hill, who is a director of the Company and the Bank. The loan is secured by a single family residential property located in Los Angeles, California. The loan earns a fixed interest rate of 7.5% and is due in five years. Since inception, payments on the loan have been made as agreed. As of March 31, 2001, the outstanding balance of the loan was $130,108.

                              SEVERANCE AGREEMENTS

The Company and Broadway Federal have entered into severance agreements with Messrs. Paul C. Hudson, Bob Adkins and Eric V. Johnson, having terms of 24 months for Mr. Hudson and 18 months for Messrs. Adkins and Johnson. Commencing on the first anniversary date of such agreements and continuing on each anniversary date thereafter, the severance agreements may be extended by the respective Board of Directors of the Company and Broadway Federal for additional twelve-month periods. Each severance agreement provides that at any time following a change in control of the Company or Broadway Federal, as applicable, if the Company or Broadway Federal, as the case may be, terminates the employee's employment for any reason other than for cause, or if the employee terminates his or her employment, the employee or, in the event of death, the employee's beneficiary, would be entitled to receive a payment equal to up to two years of the employee's then current annual salary (twenty-four months for Paul C. Hudson and eighteen months for Bob Adkins and Eric V. Johnson), any bonuses and any other compensation paid or to be paid to the employee in any such year, the amount of benefits paid or accrued to the employee pursuant to any employee benefit plan maintained by Broadway Federal or the Company in any such year and the amount of any contributions made or to be made on behalf of the employee to any benefit plan maintained by Broadway Federal or the Company in any such year. The Company or Broadway Federal would also continue the employee's life, medical, dental and disability coverage for the remaining unexpired term of his agreement to the extent allowed by the plans or policies maintained by the Company or Broadway Federal from time to time. Payments to the employee under Broadway Federal's severance agreements will be guaranteed by the Company in the event that payments or benefits are not paid by Broadway Federal. In the event of a change in control of the Company and Broadway Federal, as applicable, the total payments due under the severance agreements in the aggregate, based solely on the cash compensation paid to the three officers covered by the severance agreements for the last fiscal year and excluding any benefits under any employee benefit plan that may be payable, are estimated to be up to approximately $644,000.

                       APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG LLP ("KPMG") as the Company's independent auditors for the fiscal year ending December 31, 2001. It is anticipated that representatives of KPMG LLP will be present at the Annual Meeting. KPMG will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate inquires of the stockholders. KPMG performed the independent audit for the fiscal year ended December 31, 2000.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE
         APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                         COMPENSATION/BENEFITS COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

The Company's Compensation/Benefits Committee is composed entirely of independent outside members of the Company's Board of Directors. The Committee reviews and approves each of the elements of the executive compensation program of the Company (including its subsidiaries) and continually assesses the effectiveness and competitiveness of the program. In addition, the Committee administers the key provisions of the executive compensation program and reviews with the Board of Directors all major aspects of compensation for the Company's chief executive officer. The Committee's review of the executive compensation program includes analyzing compensation programs, pay levels, and business results compared to a peer group of competitor financial institutions of comparable asset size.

COMPENSATION PHILOSOPHY

The goals of the executive compensation program are to support a performance-oriented environment, to reinforce the Company's performance and business plans, and to enable the Company to attract and retain the executive talent it needs to maximize its return to stockholders.

The philosophy of the Company is to provide compensation programs designed to reward achievement of the Company's annual and long-term strategic goals, to provide compensation opportunities that are competitive with the peer group of competitor financial institutions, and to offer appropriate stock ownership opportunities.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

BASE SALARIES. The objectives of the base salary program are to offer base salaries within a salary grade which establishes the value of the position relative to other positions in the organization and to provide base salary increases that reward all officers for the ongoing performance of the duties of their positions and that are consistent with the Company's overall financial performance. The base salary compensation for executive officers is established after considering objective criteria which include the review and evaluation of surveys of compensation paid to the executives of similarly sized financial institutions.

INCENTIVE COMPENSATION PLAN. The Incentive Compensation Plan (the "Plan") is intended to provide all employees with the opportunity for incentive compensation based upon corporate profitability and individual performance. The Plan has been designed so that 50% of the incentive award results from corporate returns and 50% derives from individual performance. For the Plan to be activated, current profits must be sufficient to cover any payments under the Plan. The Plan establishes various levels of return on assets ("ROA") up to a maximum ROA of 120% of annual budgeted ROA. The level of ROA attained determines the incentive awards to be paid. The Plan has been integrated with the Bank's strategic plan. Thus, the target ROA is consistent with management's ROA goal for the year. Half of an employee's total incentive compensation is based on the Bank's ROA. The balance derives from one of two factors, depending upon job title and grade level. Management positions are evaluated based upon achievement of department goals and objectives, while non-exempt employees are rewarded based upon quarterly and semi-annual performance reviews by their supervisor.

CEO COMPENSATION. Paul Hudson's base salary is intended to be competitive with base salaries paid other chief executive officers of institutions of similar size and scope of operations. His base salary is reviewed annually by the Compensation/Benefits Committee. In addition, the Committee establishes criteria, based on performance targets, for the CEO incentive compensation award. Incentive awards and increases in base salary must be recommended by the Committee and approved by the Board.

This report of the Compensation/Benefits Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Compensation/Benefits Committee (Company and Bank)

                                                    Dr. Willis K. Duffy
                                                    Mr. Larkin Teasley
                                                    Mr. A. Odell Maddox
                                                    Mr. Daniel A. Medina


                             AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States of America, including SAS 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee has recommended to the Board the selection of the Company's independent auditors.

This report of the Audit/Compliance Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Audit Committee members (Company and Bank)

                                                       Ms. Rosa M. Hill
                                                       Dr. Willis K. Duffy
                                                       Mr. Lyle A. Marshall
                                                       Mr. A. Odell Maddox
                                                       Mr. Daniel A. Medina


                              INDEPENDENT AUDITORS

KPMG LLP performs both audit and non-audit professional services for and on behalf of the Company and its subsidiaries. The Audit Committee has considered whether the independent auditors' provision of any financial information systems design and implementation services or any other non-audit services is compatible with maintaining the independent auditors' independence. During 2000, the audit services included examination of the consolidated financial statements of the Company, examination of the financial statements of the Company's subsidiaries and a review of certain filings with the Securities and Exchange Commission.

The following table sets forth information regarding the aggregate fees billed for services rendered by KPMG LLP for the fiscal year ended December 31, 2000:

              Audit Fees                                                                      $76,500
              Financial Information Systems Design and Implementation Fees                          -
              All Other Fees                                                                  $29,890

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than ten percent of the Company's stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such forms that they file.

Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended December 31, 2000, or written representations from certain reporting persons that no Form 5's were required to be filed by those persons, the Company believes that during the period ended December 31, 2000, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Company's stock, except that Director Paul C. Hudson had one late Form 4 filing.


                    DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                     FOR PRESENTATION AT THE ANNUAL MEETING

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's year 2001 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company on or before January 11, 2002. The Board of Directors will review any stockholder proposals which are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its proxy solicitation materials and for consideration at the Annual Meeting. Any stockholder may make any other proposal at the year 2002 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the Company on or before May 25, 2002, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented.

Under the Company's Bylaws, stockholder nominations for election of directors may only be made pursuant to timely notice in writing to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's Annual Meeting (between March 23, 2002 and April 23, 2002) to be considered at the Annual Meeting in year 2002. Such notice must state the nominee's name, age and addresses (business and residence), the nominee's principal occupation or employment, and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee which would be required to be disclosed in a proxy statement and in certain other filings under federal securities laws.


                          ANNUAL REPORT AND FORM 10-KSB

The 2000 Annual Report to Stockholders containing the consolidated financial statements of the Company for the year ended December 31, 2000 accompanies this proxy statement.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT ACCOMPANYING EXHIBITS, BY WRITING TO BEVERLY A. DYCK, INVESTOR RELATIONS REPRESENTATIVE, BROADWAY FINANCIAL CORPORATION, 4800 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90010. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-KSB, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON PAYMENT TO THE COMPANY OF THE COST OF FURNISHING THEM.

PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED-POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING.


BY ORDER OF THE BOARD OF DIRECTORS



Beverly A. Dyck
Secretary

                                                                      APPENDIX A

BROADWAY FEDERAL BANK, F.S.B.
                      AUDIT COMMITTEE CHARTER JANUARY 2001



The Board of Directors ("Board") of Broadway Federal Bank, f.s.b. ("Broadway" or "Bank") has elected a subcommittee of directors to act on their behalf as the Audit Committee ("Committee"). As the Audit Committee, they have been delegated certain powers as defined herein.

I.       STATEMENT OF AUTHORITY

         The Board elected the Committee and empowered the Committee with oversight responsibility in order to ensure that the Bank is consistently working to maintain and improve internal controls and financial reporting, as well as maintain compliance with all applicable laws and regulations. Through this charter, the Board delegates certain authority to the Committee to assist in fulfilling its oversight responsibilities.

         To discharge its oversight responsibilities effectively, the Committee will maintain open lines of communication with the Board, the Bank's management, the Internal Auditor, the Independent Accountants and any External Auditors contracted to assist in the monitoring responsibilities assigned.

         The Board recognizes that an informed, vigilant Audit Committee represents an effective influence for monitoring and evaluating adherence to internal operating and accounting controls along with fair and complete financial reporting as established by the Bank's management and as reported by the Independent Accountants and the Internal Auditor. The members of the Committee are charged with the same duty of good faith, diligence, care and skill expected of them as Directors of the Bank.

II.      ORGANIZATION

          1. The Committee shall be composed of four members, and not less than three outside directors who are independent of the Bank's management. The Board shall elect the members of the Committee for a one-year term. All vacancies in the Committee are to be filled by the Board to complete the unexpired term.

          2. The Committee shall have a Chair, elected by the Board. The Chair with the assistance of the Internal Auditor shall call meetings, determine who shall attend, preside at each meeting of the Committee and appoint a secretary who shall keep a record of the Committee's proceedings.

BROADWAY FEDERAL BANK, F.S.B.
                      AUDIT COMMITTEE CHARTER JANUARY 2001


          3. The Committee shall meet at least quarterly to review the financial statements, the activities and reports of the Internal Auditor, Quality Control and the Independent Accountant and other matters requiring consideration by the Committee. The Committee Chair may call other meetings during the year as deemed necessary and prudent.

          4. The Committee shall meet privately with the Internal Auditor at each Committee meeting and with the Independent Accountants when they present the audit plan and when they present their audit findings. The Committee shall meet with Officers and Management when they are invited by the Committee for reviews and confirmation of responses.

          5. The Committee shall report its significant activities to the full Board, at least quarterly, to keep the Board informed of Committee activities, its findings and their respective resolution.

III.     DUTIES AND RESPONSIBILITIES

         The Committee shall be responsible for overseeing the Bank's internal operation and accounting controls. To this end, the Committee has been charged with the following duties and responsibilities.

          1. Provide an open avenue of communication between the Internal Auditor, the Independent Accountant, the Office of Thrift Supervision (OTS); and the Board.

          2. Review the Committee's charter annually, and update it as changes are deemed necessary to clarify the duties of the Committee in order to maintain compliance with all applicable laws and regulations.

          3. Recommend to the Board the employment of all Independent Accountants to be nominated, approve the compensation of the Independent Accountant, and review and approve the discharge of the Independent Accountants.

          4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Auditor.

          5. Confirm and assure the independence of the Internal Auditor and the Independent Accountant, including a review of management consulting services and related fees provided by the Independent Accountant.

          6. Inquire of management, the Internal auditor, OTS, and the Independent Accountant in regards to significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

BROADWAY FEDERAL BANK, F.S.B.
                      AUDIT COMMITTEE CHARTER JANUARY 2001

          7. In consultation with the Independent Accountant and the Internal Auditor, determine the annual audit scope and annual audit plan of the Internal Auditor and the Independent Accountant.

          8. Consider with management and the Board the rationale for employing audit firms other than the principal Independent Accountant.

          9. Review with the Internal Auditor and the Independent Accountant the coordination of audit effort, reduction of redundant efforts and the effective use of audit resources.

          10. Consider and review with the Independent Accountant and the Internal Auditor:

               a. The adequacy of the Company's internal controls including computerized information system controls and security.

               b. Any related significant findings and recommendations of the Independent Accountant and Internal Auditor together with management's responses thereto.

          11. Review with management and the Independent Accountant those reports as set forth in the requirements of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FIDICIA") in 12 CFR Part 363, Annual Independent Audit and Reporting
               Requirements:

               a. The Bank's annual financial statements and related footnotes.

               b. The Independent Accountant's audit of the financial statements and his or her report thereon.

               c. Any significant changes required in the Independent Accountant's audit plan.

               d. Any serious difficulties or disputes with management encountered during the course of the audit.

               e. Other matters related to the conduct of the audit communicated to the Committee under generally accepted auditing standards.

          12.  Consider and review with management and the Internal Auditor:

               a. Significant findings during the year and management's responses thereto.

BROADWAY FEDERAL BANK, F.S.B.
                      AUDIT COMMITTEE CHARTER JANUARY 2001


               b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

               c. Any changes required in the planned scope of the internal audit plan.

               d.   The internal auditing department staffing.

               e. Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

          13. Review filings with OTS and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

          14. Review with management and the Internal Auditor the interim financial reports that are filed with the OTS or other regulators.

          15. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Internal Auditor or the Independent Accountant.

          16. Review with the Internal Auditor the results of the review of the Bank's compliance with the Bank's code of conduct.

          17. Review legal and regulatory matters that may have a material impact on the financial statements, related Bank compliance policies, and programs and reports received from regulators.

          18. Meet with the director of internal auditing, the Independent Accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

          19. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

          20. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

BROADWAY FEDERAL BANK, F.S.B.
                      AUDIT COMMITTEE CHARTER JANUARY 2001


          21. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

          22. The Committee will perform such other functions as assigned by law, the company's charter or bylaws, or as assigned by the Board.

IV.      OBJECTIVES AND SCOPE

         The objective of the Committee is to assist the members of Management and the Board in the effective discharge of their responsibilities by furnishing them with analysis, recommendations, and pertinent comments concerning the activities reviewed.

         The Committee shall accomplish this objective through activities such as those listed below:


          1. Reviewing and evaluating existing accounting, financial, data processing, and operating controls that is established by the Board.

          2. Determining the extent of compliance with regulations achieved in Management's plans, policies and procedures.

          3 Reviewing operations or systems to determine whether results are consistent with the objectives and goals of the Board and Management.

          4. Assist Management in the design and implementation of systems, policies and procedures.

          5. Determining the extent, to which Management properly accounts for and safeguards assets.

          6. Conducting special audits or reviews as a result of Board or Management requests.

          7. Evaluating the adequacy and reliability of information and communication within the Bank for Management's use.

          8. Insure that caution was taken and audit activities are performed in a manner consistent with "The Standards for the Professional Practice of Internal Auditing," promulgated by the Institute of Internal Auditors and as directed by the Charter.

          9. Coordinating the relationship between internal and external audits.

BROADWAY FEDERAL BANK, F.S.B.
                      AUDIT COMMITTEE CHARTER JANUARY 2001


          10. Determine if reasonable efforts have been made to clear audit exceptions by requiring that responses to audits are in writing. The reply should address corrective action taken or to be taken to all recommendations or, if not in agreement with the recommendation, the justification for the difference in opinion.

          11. If an audit has been conducted, and the audited entity(ies) has/have failed to respond timely to the audit inquiry or failed to take reasonable steps to clearing an audit exception, the Committee recommends note of the incident be incorporated in their personnel file.

               The Internal Auditor will incorporate these overall objectives into efficient and comprehensive audit programs, which will be developed for each area examined. The Internal Auditor will consider the adequacy of existing internal controls in determining the nature, timing, and extent of audit procedures.

V.       INDEPENDENCE

         Independence is essential to the effectiveness of internal auditing. This independence is obtained primarily through the Audit Charter and the Board of Directors.

         The organizational structure of the internal auditing function and the supports accorded to it by the Board and Management are major determinants of effectiveness and value. The Internal Auditor, therefore, reports to the Audit Committee of the Board whose authority assures both a broad range of audit coverage and the adequate consideration of an effective action on the audit findings and recommendations.

         Administratively, the Internal Auditor reports to the Senior Vice President, Chief Financial Officer, who is also the Bank Protection Act("BPA") / Security Officer. To this end, the Internal Auditor's connection to management provides a bridge for the Chief Financial Officer's oversight and regulatory duties. The Chief Financial Officer reports to the President /Chief Executive Officer.


The Board of Directors approved and adopted this Charter on January 17, 2001.

                         BROADWAY FINANCIAL CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20,

2001 The undersigned hereby appoints Paul C. Hudson and Bob Adkins, or either of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorizes each of them to represent and to vote as designated below all shares of the Common Stock of Broadway Financial Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on June 20, 2001, or any adjournment thereof.

   PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN DARK INK AND SIGN AND DATE ON THE
                 REVERSE SIDE MARK ONLY ONE BOX FOR EACH ITEM.

1. ELECTION OF THREE DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2003.

            ELBERT T. HUDSON          / / FOR           / / WITHHOLD
            WILLIS K. DUFFY           / / FOR           / / WITHHOLD
            ROSA M. HILL              / / FOR           / / WITHHOLD

2. RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITING FIRM FOR 2001.

            / / FOR                   / / AGAINST       / / ABSTAIN

3. IN THE DISCRETION OF THE PROXY HOLDER(S) ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

       IMPORTANT-PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED IN ITEM 1 AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON MATTERS DESCRIBED IN ITEM 3.

When signing as attorney, executor, administrator, trustee, or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Whether or not you plan to attend the Annual Meeting, you are urged to SIGN AND RETURN this proxy promptly. You may revoke this proxy at any time prior to its use.

                                             Dated:                       , 2001
                                                   -----------------------

                                             -----------------------------------
                                             (Signature of Stockholder)

                                             Please sign your name EXACTLY as it
                                             appears hereon, date and return
                                             this proxy in the reply envelope
                                             provided. IF YOU RECEIVE MORE THAN
                                             ONE PROXY CARD, PLEASE SIGN AND
                                             RETURN ALL PROXY CARDS RECEIVED.

                          Please Do Not Fold This Card